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                                                                    EXHIBIT 23.1






                      Consent of Independent Accountants

We hereby consent to the use in this Registration Statement on Form S-4 of Muzak LLC (No. 333-78571) of our report dated February 19, 1999 relating to the financial statements of Muzak LLC as of December 31, 1998 and for the period from October 7, 1998 through December 31, 1998 which appears in such Registration Statement. We also consent to the reference to us under the headings "Experts" and "Selected Historical Financial and Other Data" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Charlotte, North Carolina
August 26, 1999
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                      Consent of Independent Accountants

We hereby consent to the use in this Registration Statement on Form S-4 of Muzak LLC (No. 333-78571) of our report dated February 19, 1999 relating to the consolidated financial statements of Audio Communications Network, Inc. for the period from January 1, 1998 through October 6, 1998 which appears in such Registration Statement. We also consent to the references to us under the headings "Experts" and "Selected Historical Financial and Other Data" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

Charlotte, North Carolina
August 26, 1999

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the use in this Registration Statement on Form S-4 of Muzak LLC (No. 333-78571) of our report dated February 19, 1999 relating to the consolidated financial statements of Muzak Holdings LLC as of December 31, 1998 and for the period from October 7, 1998 through December 31, 1998, which appears in such Registration Statement. We also consent to the reference to us under the headings "Experts" and "Selected Historical Financial and Other Data" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Charlotte, North Carolina
August 26, 1999